Prospectus Supplement dated June 17, 2011
The purpose of this mailing is to provide you with changes to the current Prospectus for the Fund listed below:
Invesco Prime Income Trust
Under the heading “SUMMARY OF TRUST EXPENSES,” the table entitled “Shareholder Transaction Expenses” is hereby deleted in its entirety and replaced with the following:

“Shareholder Transaction Expenses
Sales Load Imposed on Purchases		None
Sales Load Imposed on Reinvested Dividends		None
Early Withdrawal Charge		3.0	%*

Annual Expenses (as a Percentage of Net Assets)

Investment Advisory Fees		0.89%
Interest Payments on Borrowed Funds		0.27%
Total Other Expenses		0.44%
Administration Fee	0.25%
Other	0.19%
Total Annual Expenses		1.60%

Fee Waiver		0.01	%(1)

Total Annual Expenses After Fee Waiver		1.59%
(1)     The Investment Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Expenses After Fee Waiver (excluding certain items discussed below) to 1.32% of average daily net assets. In determining the Investment Adviser’s obligation to waive advisory fees, the following expenses are not taken into account, and could cause the Total Annual Expenses After Fee Waiver to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and the Investment Adviser mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

*	An early withdrawal charge is imposed on repurchases at the following declining rates:

Year After Purchase	Early Withdrawal Charge
First	3.0%
Second	2.5%
Third	2.0%
Fourth	1.0%
Fifth and thereafter	None”